STARBOARD INVESTMENT TRUST

Roumell Opportunistic Value Fund

Supplement to the Prospectus and
Statement of Additional Information

May 20, 2011

This supplement to the Prospectus and Statement of Additional Information dated November 15, 2010 for the Roumell Opportunistic Value Fund, a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

This supplement is to notify shareholders, potential investors, and other interested parties that Richard J. Sherman, Jr. is no longer a member of the portfolio management team for the Roumell Opportunistic Value Fund.  All references to Mr. Sherman in the Prospectus and Statement of Additional Information are hereby removed.  The Fund continues to be managed by a portfolio management team comprised of James C. Roumell and Jason A. Nelson.

Investors Should Retain This Supplement for Future Reference